                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) September 27, 2004

              NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      333-104639-01                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On September 27, 2004 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended August 31, 2004, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                               (Registrant)

Date:  September 29, 2004              By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

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                                  FORM 8-K

                               EXHIBIT INDEX

Exhibit
Number
               Description

20             Monthly Servicer and Settlement Certificate #3, Series 2004-1
               made available on September 27, 2004

20(A)          5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #3

20(B)          Dealer Note Master Trust Series Data for the September 27, 2004
               Distribution Date

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                                                         EXHIBIT 20

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #3
                                               DEALER NOTE MASTER TRUST
                                                      DEALER NOTE
                                              ASSET BACKED CERTIFICATES,
                                                    SERIES 2004-1

Under the Series 2004-1 Supplement dated as of June 10, 2004 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, and the Master Trust Trustee, the Master Trust is required to prepare certain information each month regarding current distributions to certain accounts and 2004-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of September 27, 2004, the Transfer Date of September 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on
August 31, 2004 and the Distribution Period ended September 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any,for the Due Period                              88,621.34

     3.2 The amount of ITEC Finance Charges for the Due Period                          1,780,381.16

     3.3 The average daily balance of Dealer Notes outstanding during the Due
         Period                                                                       964,630,284.17

     3.4 The total amount of Advance Reimbursements for the Due Period                          0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due
         Period                                                                       449,770,946.26

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust
         during the Due Period                                                        404,524,093.79

     3.7 The amount of the Servicing Fee for the Due Period                               793,402.24

     3.8 The average daily Master Trust Seller's Interest during the Due Period       158,981,289.72

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)        122,570,000.00

    3.10 The aggregate amount of Collections for the Due Period                       511,168,855.39

    3.11 The aggregate amount of Finance Charge Collections for the Due Period          4,793,406.53

    3.12 The aggregate amount of Principal Collections for the Due Period             506,375,448.86

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                    (200.00)

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period    952,082,828.95

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                             56,604,302.60

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as of the  56,487,171.05 end of the Due Period
         b.  Description of each Eligible Investment:                       JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                  1.30%
         d.  The rating of each such Eligible Investment                                    AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                               13,278,695.35

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Nalley Motor Trucks
         ii)     Freund Equipment, Inc
         iii)    Lee-Smith Inc
         iv)     Longhorn Bus Sales
         v)      Wolfington Body Co., Inc

    3.19 Aggregate amount of delinquent principal payments (past due greater than
         30 days)as a percentage of the total principal amount outstanding, as of the
         end of the Due Period                                                                 0.16%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                               50,095,289.75

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect
         to the transactions set forth in Article IV of the Supplement)                   100,111.65

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments               100,000.00
         b.  Description of each Eligible Investment:                       JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                  1.30%
         d.  The rating of each such Eligible Investment                                    AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                               100,000.00

     4.0 Series 2004-1 Information.

     4.1 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                      212,000,000.00

     4.2 The Adjusted Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                      231,080,000.00

     4.3 The amount of Seller's Invested Amount
          for the Due Period                                                         $122,570,000.00

     4.4 The amount of Series Allocable Dealer Notes Losses/(Recoveries)
          for the Due Period                                                                  (47.06)

     4.5 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                 1,127,975.22

     4.6 The amount of Series Allocable Principal Collections
         for the Due Period                                                           119,159,297.88

     4.7 The amount of Noteholder Allocated Dealer Note Losses/(Recoveries)for
         the Due Period                                                                       (42.03)

     4.8 The amount of Noteholder Available Interest Amounts
         for the Due Period                                                             1,007,394.67

     4.9 The amount of Noteholder Available Principal Amounts for
         the Due Period                                                               106,439,409.42

    4.10 The aggregate amount of the Principal
         Shortfall, if any, for the Due Period                                                  0.00

    4.11 The aggregate amount of Seller Interest Amounts
         for the Due Period                                                               120,580.55

    4.12 The aggregate amount of Seller's Principal Amounts
         for the Due Period                                                            12,738,128.94

    4.13 The Reassignment Amount as of the Transfer Date                              212,000,000.00

    4.14 The Minimum Series Seller's
         Invested Amount as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                            25,440,000.00

    4.15 The Minimum Seller's
         Invested Amount as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                     0.00

    4.16 The Minimum Series Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                            25,440,000.00

    4.17 The Series Allocation Percentage with respect to Series 2004-1 for
         the Due Period                                                                       23.53%

    4.18 The Noteholder Floating Allocation Percentage for the
         Due Period                                                                           89.31%

    4.19 The Noteholder Principal Allocation Percentage, if applicable,
         for the Due Period                                                                   89.33%

    4.20 The total amount to be distributed on the Series
         2004-1 Certificates on the Distribution Date                                     526,157.99

    4.21 The total amount, if any, to be distributed on the Series
         2004-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                       0.00

    4.22 The total amount, if any, to be distributed on
         the Series 2004-1 Certificates on the Distribution
         Date allocable to interest on the Series 2004-1
         Certificates                                                                     359,414.51

    4.23 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                   166,743.48

    4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
         for the Due Period                                                                16,851.82

    4.25 The amount of Excess Interest Collections for the Due Period                     498,088.49

    4.26 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                   0.00

    4.27 The amount of Noteholder Available Principal Amounts treated
         as Shared Principal Collections and allocated to other Series for the Due Period       0.00

    4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
         for the Due Period                                                                     0.00

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                                                 NOTE STATEMENT
                                 MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 3
                                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                 SERIES 2004-1 NOTES

Under  the  Series  2004-1 Indenture  Supplement dated  as of June 10, 2004 (the "Indenture  Supplement") by  and
among the Navistar Financial  Dealer  Note  Master  Owner  Trust (the "Master Owner Trust") and The  Bank of  New
York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as  well as the performance of the  Master Owner Trust  during  the  previous  month.  The  information  which is  required to be prepared  with  respect to the  Payment  Date of  September 27, 2004,  the  Transfer  Date of  September 24, 2004
and  with   respect  to  the   performance  of  the  Master  Owner   Trust  during  the   Due   Period  ended  on
August  31,  2004  and  the   Distribution   Period  ended   on   September  25, 2004   is   set   forth   below.
Certain  of  the  information  is  presented  on  the  basis  of an original principal amount of $1,000 per Note.
Certain  other  information  is  presented  based on the aggregate amounts for the Master Owner Trust as a whole.
Capitalized  terms  used  but  not otherwise defined herein shall have the meanings assigned to such terms in the
Indenture Supplement.

        5 Series 2004-1 Notes Information

      5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
          Indenture Supplement and to payments made on the Payment Date).                       212,000,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
          Liquidation Amount, if any, as of the Transfer Date                                             0.00

      5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture
          Supplement and to payments made on the Payment Date).                                 231,080,000.00

      5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
          Indenture Supplement and to payments made on the Payment Date).                        19,080,000.00

          Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date     19,080,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
          Overcollateralization Amount Deficiency, if any, as of the Transfer Date                        0.00

      5.4 Series 2004-1 Allocated Dealer Note Losses/(Recoveries) for the Due Period                    (47.06)

      5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                             1,007,394.67

      5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                          106,439,409.42

      5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses/(Recoveries) for the Due Period       (42.03)

      5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                 1,024,246.48

      5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period              106,439,409.42

     5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                     0.00

     5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                 25,440,000.00

     5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                      0.00

     5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
          for the Due Period                                                                              0.00

     5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
          Transfer Date                                                                         212,000,000.00

     5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                 25,440,000.00

     5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                        0.00

     5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                             0.00

     5.18 Series Variable Allocation Percentage for the Due Period                                     100.00%

     5.19 Series Fixed Allocation Percentage for the Due Period                                        100.00%

     5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date             554,989.26

     5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
          Date allocable to the Outstanding Principal Amount                                              0.00

     5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date allocable
          to interest on the Series 2004-1 Notes                                                    359,414.51

     5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                195,574.75

   5.24.1 Series 2004-1 Investment Income                                                            13,913.56

   5.24.2 Series 2004-1 Principal Funding Account investment income                                       0.00

   5.24.3 Series 2004-1 Negative Carry Account investment income                                          0.00

   5.24.4 Series 2004-1 Interest Funding Account investment income                                        0.00

   5.24.5 Series 2004-1 Spread Account investment income                                              2,938.26

     5.25 Series Excess Available Interest Amounts for the Due Period                               469,257.22

     5.26 Excess Available Interest Amounts for the Due Period allocated to other
          Series of Notes                                                                                 0.00

     5.27 Excess Available Interest Amounts for the Due Period allocated to Series                        0.00
          of Investor Certificates

     5.28 Excess Available Principal Collections allocated from other series of Notes to Series 2004-1    0.00
          for the Due Period

     5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral Certificate
          for the Due Period                                                                              0.00

     5.30 Amount of Excess Available Principal Collections allocated to other
          Series of Notes for the Due Period                                                              0.00

     5.31 Cash Collateral Percentage as of the Transfer Date                                              5.61%

     5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                  0.00

     5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                             0.00

     5.34 Certain amounts and calculations referenced in the definition of Early
          Redemption Event.                                                                    See Exhibit "A"

        6 Account Information

      6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
          to all withdrawals and deposits made on such Payment Date                               2,650,000.00

          Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
          after giving effect to all withdrawals and deposits made on such Payment Date           2,650,000.00

      6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                         0.00

      6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                         0.00

          Series 2004-1 Required Negative Carry Account Balance, if any, as of the
          Payment Date after giving effect to all withdrawals and deposits made on such
          Payment Date                                                                                    0.00

      6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                         0.00

        7 Class A Notes Information

      7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                  200,000,000.00

      7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                  200,000,000.00

      7.3 Total amount to be distributed on the Class A Notes on the Payment Date                   332,636.33

      7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
          allocable to the Class A Outstanding Principal Amount                                           0.00

      7.5 Total amount to be distributed on the Class A Notes on the Payment Date
          allocable interest on the Class A Notes                                                   332,636.33

      7.6 Class A Monthly Interest for the Interest Period                                          332,636.33

        8 Class B Notes Information

      8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
          to the transactions made on such Payment Date                                          12,000,000.00

      8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                   12,000,000.00

      8.3 Total amount to be distributed on the Class B Notes on the Payment Date                    26,778.18

      8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
          Date allocable to the Class B Outstanding Principal Amount                                      0.00

      8.5 Total amount to be distributed on the Class B Notes on the Payment Date
          allocable interest on the Class B Notes                                                    26,778.18

      8.6 Class B Monthly Interest for the Interest Period                                           26,778.18

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                                           Exhibit 20(A)
                                         Series 2004-1 Notes

5.34     The percentages and all other information calculated pursuant to the  Definition at
         Early Redemption Events as specified in Section 1.01 of The Series 2004-1 Indenture
         Supplement.

         "Early  Redemption  Events"  means,  with   respect  to  the  Series  2004-1  Notes,
         each of the  Early  Amortization Events specified in Section 9.01 of the Pooling and
         Servicing Agreement, as  supplemented by  the  Series  Supplement, plus  each of the following:

(A)      failure on the part of the Seller (i) to make any payment, distribution or deposit required under the Pooling and Servicing Agreement or the Series
              Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements
              of the Seller, which failure has a material adverse effect on the Series 2004-1         __No__
              Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the
              Indenture Trustee or to the Seller and the Indenture Trustee by any Holder
              of the Series 2004-1 Notes;

(B)      any representation or warranty made by the Seller pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of
              Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect
              for a period of 60 days after written notice of such incorrectness shall                __No__
              have been given to the Seller by the Indenture Trustee or to the Seller and
              the Indenture Trustee by any Holder of the Series 2004-1 Notes and as a
              result of which the interests of the Series 2004-1 Noteholders are materially and adversely affected, provided, however, that an Early Redemption
              Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing
              Agreement;

(C)      any of the Seller, ITEC, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, ITEC, NIC or NFC shall appoint, or consent to
              the appointment of a custodian, receiver, liquidator, trustee, assignee,               __No__
              sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)      any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order
              shall have continued undischarged or unstayed for a period of 120 days;                __No__
              or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
              Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

(E)      the Seller shall become legally unable for any reason to transfer Dealer Notes
              to the Master Trust in accordance with the provisions of the Pooling and               __No__
              Servicing Agreement;

(F)      on any Transfer Date, after giving effect to allocations to be made on that
               Transfer Date (including payments to be made on the related Payment Date), the Series 2004-1 Target Overcollateralization Amount exceeds the
               Series 2004-1 Overcollateralization Amount by more than the
               Series 2004-1 Overcollateralization Amount Shortfall Trigger; provided,
               however, that if such shortfall was caused by an Excess Cash Collateral               __No__
               Event, the Seller shall have a six month period during which an Early
               Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2004-1 Principal Funding
               Account in respect of the Series 2004-1 Notes;

(G)      any Servicer Termination Event shall occur (i) which would have a material
              adverse effect on the Series 2004-1 Noteholders and (ii) for which the                 __No__
              Servicer has received a notice of termination;

(H)      on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
              Dealer Notes held by the Master Trust on that last day;
              Aggregate Principal Dealer Note Balance which was advanced against
              Financed Vehicles which are Used Vehicles exceeds 25% of the
              Aggregate Principal Balance of all Dealer Notes?                                       __No__

              Used Financed Vehicle Ratio: 5.29%

(I)      on any Determination Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                     __No__
                           Turnover Ratio:  4.58

(J)      the Series 2004-1 Outstanding Principal Amount is not repaid by the Expected
              Principal Payment Date;                                                                __No__

(K)      the Issuer becomes an "investment company" within the meaning of the
              Investment Company Act of 1940, as amended, and is not exempt from                     __No__
              compliance with that Act;

         (L) the occurrence of an Event of Default under the Indenture;                              __No__

         (M) the delivery by the Seller to the Master Trust Trustee of a notice stating
              that the Seller shall no longer continue to sell Dealer Notes to the Master            __No__
              Trust commencing on the date specified in such notice;

         (N) the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates;
                Average Coverage Differential shall be equal to or less than negative
                Two percent (-2.00%) on each of three consecutive Determination                      __No__
                Dates?

                           2 Months Past:   3.50%
                           1 Month Past:    3.37%
                           Current Month:   3.07%

         (O) on any Determination Date, the quotient of (i) the sum of Dealer Note
                Losses for each of the related Due Period and the five immediately preceding
                Due Periods and (ii) the sum of Principal Collections for each of the related
                Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%);
                Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                           __No__

         (P) at the end of any Due Period, the Seller's Invested Amount is reduced to an amount less than the Minimum Seller's Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2004-1 Principal Funding
               Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following
               the end of such Due Period; provided, however, that if such deficiency was             __No__
               caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
               Liquidation Amount after subtracting the amount on deposit in the Series
               2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and

         (Q) failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the
               date occurring five Business Days after the date such deposit is required             __No__
               by the Interest Deposit Agreement to be made

         In the case of any event described in  clauses (A), (B) or (G) above, an Early
         Redemption Event with respect to Series 2004-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2004-1 Noteholders holding
         Series 2004-1 Notes evidencing more than 50% of the Series 2004-1 Outstanding
         Principal Amount by written notice to the Seller, the Servicer, the Master Trust
         Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice.
         In the case of any Early Redemption Event that is also an Early Amortization
         Event as described in the Series Supplement or any event other than clauses (A),
         (B) or (G) described above, an Early Redemption Event with respect to the
         Series 2004-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2004-1 Noteholders
         immediately upon the occurrence of that event.

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                                                           EXHIBIT 20(B)

                                            Navistar Financial Dealer Note Master Trust
                                                             Series Data
                                            for the September 27, 2004 Distribution Date

                                                                Series
                                                1998-1          2000-1          2003-1         2004-1       2000-VFC        Total

 1. Aggregate amt of Collections           120,245,629.19 120,287,273.10 120,287,273.10 120,287,273.10 30,061,329.22 511,168,777.69
    Aggregate amt of Interest Collections    1,127,584.71   1,127,975.22   1,127,975.22   1,127,975.22    281,895.44   4,793,405.80
    Aggregate amt of Principal Collections 119,118,044.48 119,159,297.88 119,159,297.88 119,159,297.88 29,779,433.77 506,375,371.89
    Allocation From/(To) Other Series                0.00           0.00           0.00           0.00          0.00           0.00

 2. Series Allocation Percentage               23.5236611%    23.5318079%    23.5318079%    23.5318079%    5.8809000%      100.0000%
    Floating Allocation Percentage                  84.29%         89.31%         89.31%         89.31%        84.29%      N/A
    Principal Allocation Percentage *                0.00%          0.00%          0.00%         89.33%         0.00%      N/A

 3. Total amount Distributed                   325,303.00     365,611.18     381,927.85     359,414.51    174,254.21   1,606,510.75

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                 0.00           0.00           0.00           0.00          0.00           0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates     325,303.00     365,611.18     381,927.85     359,414.51    174,254.21   1,606,510.75

 6. Gross Dealer Note Losses                         0.00           0.00           0.00           0.00          0.00           0.00

 7. Recoveries on Dealer Note Losses                47.05          47.06          47.06          47.06         11.76         200.00

 8. Amt of Series allocable Dealer Note
       Losses/(Recoveries)                         (47.05)        (47.06)        (47.06)        (47.06)       (11.76)       (200.00)
       - Investor portion of Dealer
            Note Losses/(Recoveries)               (39.66)        (42.03)        (42.03)        (42.03)        (9.91)       (175.67)
       - Seller portion of Dealer
            Note Losses/(Recoveries                 (7.39)         (5.03)         (5.03)         (5.03)        (1.85)        (24.33)

 9. Draw Amount                                      0.00           0.00           0.00           0.00          0.00           0.00

10. Investor Charge Offs                             0.00           0.00           0.00           0.00          0.00           0.00

11. Reimbursement of Investor Charge Offs            0.00           0.00           0.00           0.00          0.00           0.00

12. Monthly Servicing Fee
    -   Series Allocation-Servicing Fee        186,637.28     186,701.92     186,701.92     186,701.92     46,659.20     793,402.24
    -   Investor Servicing Fee                 157,316.56     166,743.48     166,743.48     166,743.48     39,329.04     696,876.06
    -   Seller Servicing Fee                    29,320.72      19,958.44      19,958.44      19,958.44      7,330.16      96,526.18

13. Controlled Amortization Amount                   0.00           0.00           0.00           0.00          0.00           0.00

14. Invested Amt prior to Distribution Date200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00 50,000,000.00 886,000,000.00
    Invested Amt after Distribution Date   200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00 50,000,000.00 886,000,000.00

15. Invested Amount                        200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00 50,000,000.00 886,000,000.00
    Available Subordinated
       Amt/Overcollateralization Amt        31,000,000.00  19,080,000.00  19,080,000.00  19,080,000.00  7,750,000.00  95,990,000.00
    Negative Carry Subordinated Amount                 NA             NA             NA             NA            NA           0.00
    Other                                               0              0              0              0             0           0.00
    Adjusted Invested Amount               231,000,000.00 231,080,000.00 231,080,000.00 231,080,000.00 57,750,000.00 981,990,000.00

    Required Excess Seller's Interest **     6,000,000.00   6,360,000.00   6,360,000.00   6,360,000.00  1,500,000.00  26,580,000.00

16. Beginning Spread Acct Balance            2,500,000.00   2,650,000.00   2,650,000.00   2,650,000.00    625,000.00  11,075,000.00
        Withdrawals from Spread Account(-)Int   (2,771.08)     (2,840.19)     (2,838.69)     (2,938.26)    (1,176.33)    (12,564.55)
        Deposits to Spread Account(+)Interest    2,771.08       2,840.19       2,838.69       2,938.26      1,176.33      12,564.55
    Spread Account balance as of the close of
    business on the Distribution date        2,500,000.00   2,650,000.00   2,650,000.00   2,650,000.00    625,000.00  11,075,000.00

17. Series Principal Acct Balance as of
        the end of Due Period                        0.00           0.00           0.00           0.00          0.00           0.00

18. Delinquency on Serviced Portfolio
                             30 - 59 Days                                                                                      0.01%
                             60 - 89 Days                                                                                      0.01%
                                90+  Days                                                                                      0.14%

19. Master Trust Receivables Balance                                                                                $952,082,828.95

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

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